UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 29, 2012

Date of reporting period: February 29, 2012

Item 1. Reports to Stockholders.

Annual Report

February 29, 2012

Snow Capital All Cap Value Fund

Class A Shares (SNVAX)

Class C Shares (SNVCX)

Institutional Class Shares (SNVIX)

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

The past year, in the equity markets, was characterized by large ups and downs. The S&P 500 Index rose 3.0% from February 28, 2011 to April 30, 2011 only to fall 9.9% to the August 31, 2011 midyear point. Fortunately, as fears of a Eurozone collapse subsided, the S&P 500 Index rose 13.3% in the last six months of the fiscal year ended February 29, 2012. For the full year the S&P 500 Index produced a nondescript return of 5.1%.

The 2011 fiscal year’s best returns were delivered by growth companies and high dividend-yield stocks. Value stocks as represented by the Russell 3000 Value Index trailed growth stocks as represented by the Russell 3000 Growth Index by 5.4%. This underperformance of value versus growth has been a persistent theme since the beginning of the financial crisis in 2007.

As we stated in our last letter, a fundamental tenet of our investment process is an assumption that investors will overreact.

When confronted by the prospect of a potential investment loss caused by political turmoil, the more regularly occurring corporate mismanagement, or natural calamity, investors tend to sell indiscriminately. Likewise, in the euphoria of watching an investment gain, the average investor typically buys just as indiscriminately and usually holds on too long. Such swings occur with regularity and play out over randomly dispersed time horizons. We attempt to buy in the midst of investor despair and sell as the euphoria builds.

—Snow Capital Family of Funds letter August 31, 2011

The volatility of the markets has been extreme since 2008. Investors have swung from despair to hope seemingly at will. As an example, according to the Investment Company Institute (ICI), investors have pulled a cumulative $165 billion from equity mutual funds since December 31, 2008 and added a cumulative $803 billion to bond mutual funds over the same time horizon. Presumably mutual fund investors are doing this because they are uncomfortable with the perceived risk of equity securities and feel more comfortable with the assumed safety of a bond mutual fund.

This is occurring after a three decade-long bull market in debt instruments.

Perhaps just as interesting is the fact that value stocks as represented by the Russell 3000 Value Index have underperformed the Russell 3000 Growth Index by a cumulative 29.5% over the five years ended February 29, 2012.

This underperformance is similar to that which occurred prior to the internet bubble ending on March 31, 2000, if not quite as extreme. In the five years ending March 31, 2000, the Russell 3000 Value Index underperformed the Russell 3000 Index by a cumulative 64.7% and the Russell 3000 Growth Index by a cumulative 129.3%.

No matter what euphemism one uses, it’s clear the current period is far from normal but not without precedent.

After the painful five-year period ended March 31, 2000, value stocks (Russell 3000 Value Index) outperformed the Russell 3000 Growth Index by 77.1% over the next five years. The total return differential for the Russell 3000 Value Index over the entire ten year period ended March 31, 2005 versus the Russell 3000 Growth Index was a cumulative 121.5%.

At Snow Capital, we implement a process we believe to be proven and replicable. Our investment process does not work every day, quarter or calendar year, but we believe it works over a full investment cycle.

We do not prognosticate. We buy companies that we believe are a relative value in whatever market we happen to find ourselves. We are employed by our shareholders to apply our investment process consistently and across all market environments. We do not time the markets. We expect that eventually investors will abandon their fear and embrace stocks we believe to be underpriced. This process of overreaction is cyclical and not very predictable, but given the performance of our funds over the last six months of the last fiscal year, we are hopeful that value is beginning to be recognized in the market.

In short, we are optimistic about the potential relative returns imbedded in our portfolios. As Mark Twain is famous for stating, “History doesn’t repeat itself, but it does rhyme.”

Snow Capital provides three mutual funds that provide an investor the opportunity to leverage the Firm’s (or “our”) value investing process, our resources as an institutional investor, and our professional investment discipline. All of our funds utilize the same process that was developed by Richard Snow and implemented by our team of experienced and talented investment professionals. Your financial professional can help you determine which funds are best suited to you.

Thank you for choosing the Snow Capital family of mutual funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the 12 month period ended February 29, 2012, the I-shares return was -6.51% compared to a return of 5.12% for the S&P 500 Index and 1.77% for the Russell 3000 Value Index. For the six month period ended February 29, 2012, the Snow Capital Opportunity Fund I-shares recorded a return of 13.96% compared to a return of 13.31% for the S&P 500 Index and 12.76% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a core portfolio of between 40 and 45 U.S.-listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. An actively traded equity options strategy is employed with the goals of increasing potential returns and decreasing volatility. The Fund may attempt to hedge market exposure through the purchase and/or sale of options, exchange-traded funds, or other securities.

Comments on the market environment during the period

Despite a bumpy ride for the full year, the last six month period has been marked for its remarkable calm. Just as investors piled into perceived low risk assets in the first half of 2011, driving stocks lower, improved investor confidence in September through February resulted in a “risk on” trade.

Top Positive Contributors to the Fund’s Return

For the 12 month period ended February 29, 2012, Industrials, Consumer Discretionary, and Health Care sectors added to overall Fund performance. In order of magnitude, the best performing stock for the full year was Macy’s (M), as strong comp-store sales and a new share repurchase program benefitted the retailer. Aerostructure manufacturer Spirit AeroSystems (SPR), added to overall Fund performance, reflecting a ramp in the commercial aerospace cycle. Prudential Financial (PRU), contributed positively to returns as the company’s strong capital generation resulted in a dividend raise and a $1.5 billion dollar share repurchase program. Amgen (AMGN) shares outperformed over the course of the year as strong sales from several key drugs helped the stock beat expectations. Finally, shares of Terex (TEX) contributed positively to the Fund’s overall performance as investors embraced the idea of a recovery in non-residential construction.

Top Detractors from the Fund’s Return

For the 12 month period ended February 29, 2012, the Fund’s returns were hampered by our exposure to the Financials sector. The Materials and Energy sectors also detracted from performance. In order of magnitude, the worst performer over the last year was Bank of America (BAC). While we no longer hold the position, concerns over capital adequacy and mortgage putbacks continue to create an overhang for the stock. Alcoa (AA) detracted from performance as declining metal prices and fears of a global recession weighed on shares. Despite an attractive valuation, Hartford (HIG) detracted from performance, as the Fed’s decision to keep interest rates at essentially zero clouded the earnings outlook for the stock. Bank of New York Mellon (BNY), another position that we have since sold, was also hurt by the Fed’s projection of low interest rates for a prolonged period. Finally, Genworth Financial (GNW) detracted from Fund performance due to the perceived overhang created by its mortgage insurance segment. Options trading activity detracted modestly from performance during the fiscal year by approximately -0.30%.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Index, the Fund holds an above-average weight in Heath Care, Financials, and Industrials, and a below-average weight to Utilities, Consumer Staples, Consumer Discretionary, and Telecom Services.

We reduced our exposure to Financials, Materials, and Consumer Discretionary, and increased our investments in Health Care, Industrials, and Information Technology. We have a zero percent weighting in Materials, Telecom Services, and Utilities.

As of the end of February, the portfolio held 39 core positions and was approximately 77.4% net long. Purchased puts on the S&P 500 Index serve as a hedge to our long equity portfolio. We are holding cash as a component of our options strategies (e.g. written puts, and long call options) and to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase (JPM)

A banking powerhouse and one of the premier lenders on Wall Street, JPMorgan provides global financial services and retail banking. With one of the strongest balance sheets in the financial sector, the bank has the potential to take market share and outperform its peers.

Community Health Systems (CYH)

An excellent hospital operator with a presence in multiple states, Community Health Systems is the sole provider of healthcare services in over 60% of the markets it serves. The organization should benefit from industry consolidation and increased access to health insurance.

Hartford Financial Services Group (HIG)

One of the oldest life insurance companies in the United States, Hartford Financial Services Group is complemented by a stable property and casualty business focused on personal lines, small business, and middle markets.

Prudential Financial (PRU)

A leading financial services company offering a wide array of financial and insurance products, Prudential Financial is a leading player in the variable annuity market. The company is positioned to possibly gain share should the variable annuity business become the retirement product of choice for Baby Boomers who were hit by the market crash in 2008 to 2009.

MetLife (MET)

A market leader in the life insurance industry, with better capitalization than most of its peers, MetLife is positioned for growth. The company’s shares should benefit if the variable annuity business becomes the retirement product of choice for Baby Boomers.

Snow Capital All Cap Value Fund

How did the Fund perform?

For the 12 month period ended February 29, 2012, the I-shares return was -4.05% compared to a return of 1.77% for the Russell 3000 Value Index. For the six month period ended February 29, 2012, the Snow Capital All Cap Value Fund I-shares recorded a return of 16.41% compared to a return of 12.76% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital All Cap Value Fund typically maintains a portfolio of between 35 and 40 U.S. listed equities. Position sizes are generally equally-weighted across the portfolio. The Fund draws investments from all market capitalizations.

Comments on the market environment during the period

Despite a bumpy ride for the full year, the last six month period has been marked for its remarkable calm. Just as investors piled into perceived low risk assets in the first half of 2011, driving stocks lower, improved investor confidence in September through February resulted in a “risk on” trade.

Top Positive Contributors to the Fund’s Return

For the 12 month period ended February 29, 2012, Consumer Discretionary, Health Care, and Industrial sectors added to overall Fund performance. Shares of Macy’s (M) were the largest contributor to the Fund’s performance as investors rewarded the company for strong comp-store sales and a new share repurchase program. Whirlpool (WHR) benefited during the period as the company’s restructuring efforts took hold, more than offsetting rising raw material costs. International Paper (IP) was the third strongest contributor to overall performance as steady volume and stable pricing resulted in better-than-expected earnings. Managed care provider Health Net (HNT) also added to results, with favorable pricing and utilization trends fueling healthy margin growth. Amgen (AMGN) shares outperformed over the course of the year as strong sales from several key drugs helped the stock beat expectations.

Top Detractors from the Fund’s Return

For the 12 month period ended February 29, 2012, Financials, Energy, Information Technology, and Materials sectors detracted from overall Fund performance. Alcoa

(AA) had the largest negative contribution as declining metal prices and fears of a global recession weighed on shares. Alcoa shares were sold during the year. Despite an attractive valuation, Hartford (HIG) detracted from performance, as the Fed’s decision to keep interest rates at essentially zero clouded the earnings outlook for the stock. Shares of Chesapeake Energy (CHK) underperformed, as unseasonably warm winter weather depressed natural gas prices. BNY Mellon (BNY) was also hurt by the Fed’s projections of low interest rates for a prolonged period. Finally, shares of specialty retailer Gap (GPS) underperformed due to continued negative comp-store sales. Gap and BNY Mellon were sold from the portfolio during the third calendar quarter of 2011.

Were there significant changes to the portfolio?

As of February 29, 2012, the Fund held an overweight to Industrials, Health Care, and Energy sectors compared to the Russell 3000 Value Index. The Fund held below-average positions in the Utilities, Information Technology, and Telecomm Service Sectors.

Comments on the Fund’s Five Largest Holdings

Health Net, Inc. (HNT)

As one of America’s largest publicly traded health insurers, Health Net, Inc. provides managed health care services and commercial health care products. Greater clarity on legislative reform and increases in healthcare enrollment due to decreasing unemployment could drive a higher valuation.

Terex (TEX)

A premier global manufacturer, Terex operates in four business segments: aerial work platforms, construction, cranes, and materials processing. The company should benefit from a recovery in non-residential construction.

JPMorgan Chase (JPM)

A banking powerhouse and one of the premier lenders on Wall Street, JPMorgan provides global financial services and retail banking. With one of the strongest balance sheets in the sector, the bank has the potential to take market share and outperform its peers.

Archer Daniels Midland Company (ADM)

A global purveyor of agricultural products such as oilseeds, corn, oats, barley, peanuts and wheat, Archer Daniels Midland should profit from increases in U.S. agricultural exports. The growing middle-class population in developing nations is leading to a rising demand for the company’s grain products.

Amgen (AMGN)

A leader in biotechnology since 1980, Amgen is focused on the next generation of therapies and biologic drugs using cellular and molecular biology. The pharmaceutical company concentrates on many disease states including hematology, cancer, and neurobiology, but investors believe its new bone density drug, Denosumab, has the potential to be a great success.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the 12 month period ended February 29, 2012, the I-shares return was 3.24% compared to a return of -2.72% for the Russell 2000 Value Index. For the six month period ended February 29, 2012, the Snow Capital Small Cap Value Fund I-shares recorded a return of 16.39% compared to a return of 11.81% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 40 and 60 U.S. listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws investments from companies with market capitalizations below $3 billion.

Comments on the market environment during the period

Despite a bumpy ride for the full year, the last six month period has been marked for its remarkable calm. Just as investors piled into perceived low risk assets in the first half of 2011, driving stocks lower, improved investor confidence in September through February resulted in a “risk on” trade.

Top Positive Contributors to the Fund’s Return

For the 12 month period ended February 29, 2012, Consumer Discretionary, Industrials, and Health Care added to overall Fund performance. Whirlpool (WHR) benefited during the period as the company’s restructuring efforts took hold, more than offsetting rising raw material costs. Managed care provider Health Net (HNT) was the second largest contributor, with favorable pricing and utilization trends fueling healthy margin growth. Specialty retailers, Big Lots (BIG) and American Eagle Outfitters (AEO) saw their shares appreciate, driven by improved sales momentum as evidenced by strong comp-store sales. Aerostructure manufacturer Spirit AeroSystems (SPR), added to overall Fund performance, reflecting a ramp in the commercial aerospace cycle.

Top Detractors from the Fund’s Return

For the 12 month period ended February 29, 2012, returns were hampered by the Fund’s financial exposure; however, the largest detractor from full year performance was specialty retailer, Talbots (TLB). After poor consumer response to its fall merchandise led to lower than expected comp-store sales, Talbots disappointed investors with a tempered earnings outlook. Financials also weighed on overall portfolio results, with the next three biggest detractors being regional banks, TCF Financial (TCB) and BancorpSouth (BXS), and investment bank, the Cowen Group (COWN). While each company had its own specific issues, the financial sector, plagued by new regulatory hurdles, weak capital markets, and increased political scrutiny, remained out of favor with investors through much of 2011 in general. Finally, industrial manufacturer, Duocommon (DCO), underperformed during the 12-month period as delayed military projects muted topline growth.

Were there significant changes to the portfolio?

As of February 29, 2012, the Fund held an overweight to Health Care, Industrials, and Energy sectors compared to the Russell 2000 Value Index. The Fund held below average positions in the Financials, Utilities, and Consumer Discretionary sectors.

Comments on the Fund’s Five Largest Holdings

Health Net, Inc. (HNT)

Health Net offers managed health care benefits and products. Greater clarity on legislative reform and increasing employment could drive a higher valuation.

Terex (TEX)

A premier global manufacturer, Terex operates in four business segments: aerial work platforms, construction, cranes, and materials processing. The company should benefit from a recovery in non-residential construction.

Spirit AeroSystems (SPR)

As the world’s largest supplier of commercial aircraft assemblies and components, Spirit AeroSystems manufactures wingtips, fuselages, and pylons for the aerospace industry. Spirit should benefit from an upswing in the commercial aerospace cycle.

Big Lots (BIG)

A specialty hardlines retailer, Big Lots sells brand-name closeouts and bargains in products ranging from furniture and toys to consumables. Shareholders have benefited from the retailer being an avid repurchaser of its own shares.

Community Health Systems (CYH)

An excellent hospital operator with a presence in multiple states, Community Health Systems is the sole provider of healthcare services in over 60% of the markets it serves. The organization should benefit from industry consolidation and increased access to health insurance.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedules of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation. The Russell 3000 Index measures the performance of 3,000 publically held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. market. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/11 - 2/29/12).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expense Examples (Unaudited)

	Beginning Account Value 9/1/2011	Ending Account Value 2/29/2012	Expenses Paid During Period 9/1/11 - 2/29/12	Annualized Expense Ratio
Based on Actual Fund Returns
Opportunity Fund*
Class I	$1,000.00	$1,139.60	$7.39	1.39%
Class A	1,000.00	1,137.40	8.77	1.65
Class C	1,000.00	1,134.70	11.84	2.23
Class I**	1,000.00	1,139.60	6.97	1.31
Class A**	1,000.00	1,137.40	8.29	1.56
Class C**	1,000.00	1,134.70	11.46	2.16
All Cap Value Fund*
Class I	1,000.00	1,164.10	7.26	1.35
Class A	1,000.00	1,163.80	8.61	1.60
Class C	1,000.00	1,157.60	12.61	2.35
Small Cap Value Fund*
Class I	1,000.00	1,163.90	9.42	1.75
Class A	1,000.00	1,162.90	10.76	2.00
Class C	1,000.00	1,158.70	14.76	2.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (182), then divided by the number of days in the most recent 12-month period (366).
**	Excluding Dividends & Interest Expense on Short Positions.

	Beginning Account Value 9/1/2011	Ending Account Value 2/29/2012	Expenses Paid During Period 9/1/11 - 2/29/12	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Opportunity Fund*
Class I	$1,000.00	$1,017.95	$6.97	1.39%
Class A	1,000.00	1,016.66	8.27	1.65
Class C	1,000.00	1,013.77	11.17	2.23
Class I**	1,000.00	1,018.35	6.57	1.31
Class A**	1,000.00	1,017.11	7.82	1.56
Class C**	1,000.00	1,014.12	10.82	2.16
All Cap Value Fund*
Class I	1,000.00	1,018.15	6.77	1.35
Class A	1,000.00	1,016.91	8.02	1.60
Class C	1,000.00	1,013.18	11.76	2.35
Small Cap Value Fund*
Class I	1,000.00	1,016.11	8.77	1.75
Class A	1,000.00	1,014.92	10.02	2.00
Class C	1,000.00	1,011.19	13.75	2.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (182), then divided by the number of days in the most recent 12-month period (366).
**	Excluding Dividends & Interest Expense on Short Positions.

Snow Capital All Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities. The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 29, 2012 is shown below.

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with small market capitalizations (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 29, 2012 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 29, 2012 is shown below.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 29, 2012(1)

	One Year	Three Years	Five Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	-11.68%	30.62%	-0.81%	0.73%
Class A (without sales charge)	-6.77%	32.98%	0.26%	1.67%
Class C (with sales charge)	-8.23%	32.01%	-0.45%	0.95%
Class C (without sales charge)	-7.31%	32.01%	-0.45%	0.95%
Institutional Class	-6.51%	33.32%	0.51%	1.92%
S&P 500 Index	5.12%	25.56%	1.58%	2.88%

	Six Months	One Year		Since Inception (11/30/10)
All Cap Value Fund
Class A (with sales charge)	10.29%	-9.19%		6.11%
Class A (without sales charge)	16.38%	-4.17%		10.81%
Class C (with sales charge)	14.76%	-5.98%		9.83%
Class C (without sales charge)	15.76%	-5.03%		9.83%
Institutional Class	16.41%	-4.05%		10.97%
Russell 3000 Value Index	12.76%	1.77%		12.94%
S&P 500 Index	13.31%	5.12%		14.77%

Small Cap Value Fund
Class A (with sales charge)	10.19%	-2.42%		15.39%
Class A (without sales charge)	16.29%	3.00%		20.50%
Class C (with sales charge)	14.87%	1.22%		19.62%
Class C (without sales charge)	15.87%	2.22%		19.62%
Institutional Class	16.39%	3.24%		20.77%
Russell 2000 Value Index	11.81%	-2.72%		8.56%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad-based securities index on the Funds’ inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital All Cap Value Fund

Schedule of Investments

February 29, 2012

	Shares	Value
COMMON STOCKS - 95.42%
Aerospace & Defense - 3.27%
Spirit Aerosystems Holdings, Inc.(a)	4,655	$111,534

Biotechnology - 3.16%
Amgen, Inc.	1,590	108,040

Commercial Banks - 6.29%
PNC Financial Services Group, Inc.	1,775	105,648
Wells Fargo & Co.	3,485	109,046

		214,694

Commercial Services & Supplies - 1.06%
Avery Dennison Corp.	1,190	36,295

Construction & Engineering - 3.21%
AECOM Technology Corp.(a)	4,700	109,745

Diversified Financial Services - 3.22%
JP Morgan Chase & Co.	2,805	110,068

Energy Equipment & Services - 5.82%
Baker Hughes, Inc.	1,735	87,236
Patterson-UTI Energy, Inc.	5,745	111,568

		198,804

Food & Staples Retailing - 2.99%
Wal-Mart Stores, Inc.	1,725	101,913

Food Products - 3.21%
Archer-Daniels-Midland Co.	3,510	109,512

Health Care Providers & Services - 8.96%
Community Health Systems, Inc.(a)	5,405	136,422
Health Net, Inc.(a)	2,955	111,522
Kindred Healthcare, Inc.(a)	5,630	57,933

		305,877

Household Durables - 3.72%
Whirlpool Corp.	1,680	126,958

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund

Schedule of Investments (Continued)

February 29, 2012

	Shares	Value
Industrial Conglomerates - 3.11%
General Electric Co.	5,570	$106,108

Insurance - 12.75%
Allstate Corp.	3,475	109,219
Aspen Insurance Holdings Ltd.	2,505	66,458
Hartford Financial Services Group, Inc.	1,810	37,485
MetLife, Inc.	2,885	111,217
Prudential Financial, Inc.	1,815	111,005

		435,384

Machinery - 7.60%
Barnes Group, Inc.	4,045	112,046
SPX Corp.	245	17,919
Terex Corp.(a)	5,095	129,362

		259,327

Multiline Retail - 6.49%
Big Lots, Inc.(a)	2,455	107,652
Macy’s, Inc.	3,000	113,910

		221,562

Oil, Gas & Consumable Fuels - 6.63%
Chesapeake Energy Corp.	4,835	120,875
Valero Energy Corp.	4,300	105,307

		226,182

Paper & Forest Products - 3.54%
International Paper Co.	3,435	120,740

Pharmaceuticals - 6.28%
Hospira, Inc.(a)	1,560	55,567
Pfizer, Inc.	2,475	52,222
Teva Pharmaceutical Industries Ltd. - ADR	2,375	106,424

		214,213

Semiconductors & Semiconductor Equipment - 3.09%
Texas Instruments, Inc.	3,160	105,386

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund

Schedule of Investments (Continued)

February 29, 2012

	Shares	Value
Thrifts & Mortgage Finance - 1.02%
First Niagara Financial Group, Inc.	3,660	$34,990

TOTAL COMMON STOCKS (Cost $2,702,053)		3,257,332

	Shares	Value
SHORT-TERM INVESTMENTS - 5.61%
Money Market Fund - 5.61%
Fidelity Institutional Government Portfolio	191,635	$191,635

TOTAL SHORT-TERM INVESTMENTS (Cost $191,635)		191,635

Total Investments (Cost $2,893,688) - 101.03%		3,448,967
Liabilities in Excess of Other Assets - (1.03)%		(35,229)

TOTAL NET ASSETS - 100.00%		$3,413,738

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments

February 29, 2012

	Shares	Value
COMMON STOCKS - 95.50%
Aerospace & Defense - 7.02%
Ducommun, Inc.	21,685	$331,130
LMI Aerospace, Inc.(a)	17,000	345,950
Spirit Aerosystems Holdings, Inc.(a)	31,990	766,480

		1,443,560

Biotechnology - 1.39%
Momenta Pharmaceuticals, Inc.(a)	19,545	286,530

Capital Markets - 1.30%
Cowen Group, Inc.(a)	95,305	266,854

Chemicals - 4.01%
Kraton Performance Polymers, Inc.(a)	15,500	430,745
OM Group, Inc.(a)	14,345	394,201

		824,946

Commercial Banks - 9.11%
1st United Bancorp, Inc.(a)	35,035	206,706
BancorpSouth, Inc.	27,085	320,686
First Commonwealth Financial Corp.	90,305	540,927
TCF Financial Corp.	9,760	105,213
Umpqua Holdings Corp.	16,150	198,968
United Bankshares, Inc.	17,130	501,566

		1,874,066

Commercial Services & Supplies - 2.18%
Avery Dennison Corp.	14,690	448,045

Computers & Peripherals - 2.85%
Silicon Graphics International Corp.(a)	50,000	484,500
Transact Technologies, Inc.(a)	15,000	101,100

		585,600

Construction & Engineering - 3.06%
AECOM Technology Corp.(a)	27,000	630,450

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 29, 2012

	Shares	Value
Diversified Telecommunication Services - 1.92%
Iridium Communications, Inc.(a)	51,800	$395,752

Electronic Equipment, Instruments & Components - 0.84%
Echelon Corp.(a)	15,055	74,071
Vishay Intertechnology, Inc.(a)	8,000	98,080

		172,151

Energy Equipment & Services - 4.39%
ION Geophysical Corp.(a)	69,045	494,362
Patterson-UTI Energy, Inc.	21,000	407,820

		902,182

Food Products - 1.24%
Dean Foods Co.(a)	20,790	254,885

Health Care Equipment & Supplies - 3.98%
Integra LifeSciences Holdings Corp.(a)	15,000	474,000
SurModics, Inc.(a)	24,330	345,486

		819,486

Health Care Providers & Services - 14.87%
Community Health Systems, Inc.(a)	35,000	883,400
Health Management Associates, Inc.(a)	29,490	217,636
Health Net, Inc.(a)	17,920	676,301
Kindred Healthcare, Inc.(a)	57,000	586,530
LHC Group, Inc.(a)	40,800	694,416

		3,058,283

Hotels, Restaurants & Leisure - 0.74%
Brinker International, Inc.	5,495	151,607

Household Durables - 4.50%
CSS Industries, Inc.	12,500	245,000
Whirlpool Corp.	9,000	680,130

		925,130

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 29, 2012

	Shares	Value
Insurance - 4.64%
Aspen Insurance Holdings Ltd.	17,470	$463,479
Endurance Specialty Holdings Ltd.	2,895	111,342
Kansas City Life Insurance Co.	6,530	209,090
National Western Life Insurance Co.	1,255	170,379

		954,290

IT Services - 2.01%
CSG Systems International, Inc. (a)	10,810	173,068
Hackett Group, Inc.(a)	50,000	241,000

		414,068

Leisure Equipment & Products - 1.74%
Jakks Pac, Inc.	23,000	357,190

Machinery - 8.93%
Barnes Group, Inc.	9,600	265,920
LB Foster Co.	12,650	372,543
Manitowoc Company, Inc.	30,375	478,103
Terex Corp.(a)	28,410	721,330

		1,837,896

Metals & Mining - 0.71%
RTI International Metals, Inc.(a)	6,525	147,074

Multiline Retail - 2.03%
Big Lots, Inc.(a)	9,500	416,575

Office Electronics - 2.13%
Zebra Technologies Corp.(a)	11,375	437,255

Oil, Gas & Consumable Fuels - 2.48%
Carrizo Oil & Gas, Inc.(a)	18,100	509,877

Personal Products - 2.05%
Medifast, Inc.(a)	26,000	421,980

Semiconductors & Semiconductor Equipment - 1.78%
Tessera Technologies, Inc.(a)	21,800	366,240

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 29, 2012

	Shares	Value
Specialty Retail - 1.65%
Wet Seal, Inc.(a)	97,205	$340,217

Thrifts & Mortgage Finance - 1.95%
First Niagara Financial Group, Inc.	42,000	401,520

TOTAL COMMON STOCKS (Cost $18,045,692)		19,643,709

REAL ESTATE INVESTMENT TRUSTS - 3.60%
Duke Realty Corp.	17,825	247,411
Healthcare Realty Trust, Inc.	14,000	289,380
Highwoods Properties, Inc.	6,395	204,640

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $648,619)		741,431

SHORT-TERM INVESTMENTS - 1.58%
Money Market Fund - 1.58%
Fidelity Institutional Government Portfolio	325,054	325,054

TOTAL SHORT-TERM INVESTMENTS (Cost $325,054)		325,054

Total Investments (Cost $19,019,365) - 100.68%		20,710,194
Liabilities in Excess of Other Assets - (0.68)%		(139,687)

TOTAL NET ASSETS - 100.00%		$20,570,507

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments

February 29, 2012

	Shares	Value
COMMON STOCKS - 77.85%
Aerospace & Defense - 2.80%
Spirit Aerosystems Holdings, Inc.(a)	330,400	$7,916,384

Biotechnology - 1.27%
Amgen, Inc.	53,000	3,601,350

Commercial Banks - 3.97%
PNC Financial Services Group, Inc.	49,500	2,946,240
Synovus Financial Corp.	940,000	1,992,800
Wells Fargo & Co.	201,000	6,289,290

		11,228,330

Diversified Financial Services - 4.36%
JP Morgan Chase & Co.(b)	314,490	12,340,588

Electronic Equipment, Instruments & Components - 2.56%
Vishay Intertechnology, Inc.(a)	590,000	7,233,400

Energy Equipment & Services - 5.01%
Baker Hughes, Inc.	25,000	1,257,000
McDermott International, Inc.(a)	175,000	2,285,500
Noble Corp.	160,501	6,448,930
Patterson-UTI Energy, Inc.	215,460	4,184,233

		14,175,663

Food & Staples Retailing - 0.78%
Safeway, Inc.	20,000	429,000
Wal-Mart Stores, Inc.	30,000	1,772,400

		2,201,400

Food Products - 1.03%
Archer-Daniels-Midland Co.	93,400	2,914,080

Health Care Providers & Services - 7.69%
Community Health Systems, Inc.(a)	477,865	12,061,313
Health Management Associates, Inc.(a)	1,193,000	8,804,340
Kindred Healthcare, Inc.(a)	86,800	893,172

		21,758,825

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 29, 2012

	Shares	Value
Industrial Conglomerates - 3.25%
General Electric Co.(b)	482,880	$9,198,864

Insurance - 18.13%
Allstate Corp.	252,054	7,922,057
Genworth Financial, Inc.(a)	998,500	9,076,365
Hartford Financial Services Group, Inc.	535,700	11,094,347
MetLife, Inc.	248,000	9,560,400
Prudential Financial, Inc.	158,800	9,712,208
XL Group PLC	189,900	3,949,920

		51,315,297

Machinery - 5.28%
Barnes Group, Inc.	87,100	2,412,670
Ingersoll-Rand PLC	174,000	6,939,120
Terex Corp.(a)	220,000	5,585,800

		14,937,590

Multiline Retail - 3.95%
Big Lots, Inc.(a)	55,000	2,411,750
Macy’s, Inc.	230,600	8,755,882

		11,167,632

Oil, Gas & Consumable Fuels - 3.83%
Chesapeake Energy Corp.	60,000	1,500,000
ConocoPhillips	85,080	6,512,874
Valero Energy Corp.	115,000	2,816,350

		10,829,224

Pharmaceuticals - 7.14%
Hospira, Inc.(a)	176,000	6,269,120
Pfizer, Inc.(b)	321,210	6,777,531
Teva Pharmaceutical Industries Ltd. - ADR	159,900	7,165,119

		20,211,770

Semiconductors & Semiconductor Equipment - 3.66%
Tessera Technologies, Inc.(a)	319,200	5,362,560
Texas Instruments, Inc.	150,000	5,002,500

		10,365,060

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 29, 2012

	Shares	Value
Software - 3.14%
Microsoft Corp.	280,000	$8,887,200

TOTAL COMMON STOCKS (Cost $190,907,300)		220,282,657

	Principal Amount	Value
CONVERTIBLE BONDS - 1.04%
MGIC Investment Corp.
9.00%, 04/01/2063	$5,000,000	$2,950,000

TOTAL CONVERTIBLE BONDS (Cost $2,444,160)		2,950,000

CORPORATE BONDS - 0.39%
Radian Group, Inc. 5.63%, 02/15/2013	1,280,000	1,113,600

TOTAL CORPORATE BONDS (Cost $1,119,159)		1,113,600

EXCHANGE-TRADED NOTES - 1.85%
Market Vectors Double Short Euro ETN(a)	122,589	5,241,906

TOTAL EXCHANGE-TRADED NOTES (Cost $4,830,845)		5,241,906

	Contracts	Value
PURCHASED OPTIONS - 0.13%
Call Options - 0.12%
Bank of America Corp.
Expiration: May, 2012, Exercise Price: $9.00	1,000	$23,000
Expiration: January, 2013, Exercise Price: $10.00	5,000	305,000

Total Call Options		328,000

Put Options - 0.01%
CurrencyShares Australian Dollar Trust
Expiration: June, 2012, Exercise Price: $80.00	443	3,322
Expiration: June, 2012, Exercise Price: $90.00	46	1,150

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 29, 2012

	Contracts	Value
PowerShares DB Commodity Index Tracking Fund
Expiration: January, 2014, Exercise Price: $20.00	490	$35,525

Total Put Options		39,997

TOTAL PURCHASED OPTIONS (Cost $980,159)		367,997

	Shares	Value
SHORT-TERM INVESTMENTS - 19.33%
Money Market Fund - 19.33%
Fidelity Institutional Government Portfolio	54,718,809	$54,718,809

TOTAL SHORT-TERM INVESTMENTS (Cost $54,718,809)		54,718,809

Total Investments (Cost $255,000,432) - 100.59%		284,674,969
Liabilities in Excess of Other Assets - (0.59)%		(1,661,778)

TOTAL NET ASSETS - 100.00%		$283,013,191

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	A portion of this security is pledged as collateral for options written.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

February 29, 2012

	Contracts	Value
CALL OPTIONS
Archer-Daniels-Midland Co.
Expiration: June, 2012, Exercise Price: $33.00	300	$22,800
Barnes Group, Inc.
Expiration: March, 2012, Exercise Price: $25.00	71	20,235
Expiration: June, 2012, Exercise Price: $30.00	50	4,500
Chesapeake Energy Corp.
Expiration: April, 2012, Exercise Price: $27.00	200	10,400
Genworth Financial, Inc.
Expiration: April, 2012, Exercise Price: $10.00	500	13,000
Expiration: June, 2012, Exercise Price: $10.00	346	21,798
Hardford Financial Services Group, Inc.
Expiration: June, 2012, Exercise Price: $24.00	300	14,850
Expiration: June, 2012, Exercise Price: $25.00	302	9,664
Hospira, Inc.
Expiration: May, 2012, Exercise Price: $40.00	200	19,000
Ingersoll-Rand PLC
Expiration: April, 2012, Exercise Price: $42.00	500	37,500
Expiration: June, 2012, Exercise Price: $45.00	3	210
JP Morgan Chase & Co.
Expiration: April, 2012, Exercise Price: $41.00	300	20,100
Macy’s, Inc.
Expiration: May, 2012, Exercise Price: $37.00	800	206,400
Expiration: May, 2012, Exercise Price: $40.00	300	33,300
MetLife, Inc.
Expiration: June, 2012, Exercise Price: $41.00	200	29,200
Patterson-UTI Energy, Inc.
Expiration: May, 2012, Exercise Price: $23.00	200	6,000
Safeway, Inc.
Expiration: March, 2012, Exercise Price: $22.00	200	5,000
Spirit Aerosystems Holdings, Inc.
Expiration: April, 2012, Exercise Price: $25.00	200	9,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2012

	Contracts	Value
Terex Corp.
Expiration: April, 2012, Exercise Price: $19.00	500	$335,000
Expiration: April, 2012, Exercise Price: $21.00	300	147,000
Expiration: April, 2012, Exercise Price: $28.00	200	20,000
Expiration: April, 2012, Exercise Price: $29.00	401	28,070
Tessera Technologies, Inc.
Expiration: March, 2012, Exercise Price: $20.00	200	500
Expiration: April, 2012, Exercise Price: $18.00	400	20,000
Expiration: June, 2012, Exercise Price: $22.00	200	5,000
Vishay Intertechnology, Inc.
Expiration: March, 2012, Exercise Price: $12.50	500	12,500
Expiration: April, 2012, Exercise Price: $12.50	500	30,000
Wells Fargo & Co.
Expiration: April, 2012, Exercise Price: $30.00	200	41,200
XL Group PLC
Expiration: April, 2012, Exercise Price: $20.00	200	22,800
Expiration: July, 2012, Exercise Price: $21.00	200	25,000

		1,170,027

PUT OPTIONS
Alcoa, Inc.
Expiration: April, 2012, Exercise Price: $10.00	300	12,300
Apple, Inc.
Expiration: March, 2012, Exercise Price: $495.00	50	10,750
Expiration: April, 2012, Exercise Price: $500.00	30	29,400
Expiration: May, 2012, Exercise Price: $505.00	30	52,500
Archer-Daniels-Midland Co.
Expiration: March, 2012, Exercise Price: $28.00	300	1,200
Expiration: April, 2012, Exercise Price: $31.00	300	23,700
Expiration: June, 2012, Exercise Price: $30.00	34	3,961
Avery Dennison Corp.
Expiration: April, 2012, Exercise Price: $30.00	400	36,000
Baker Hughes, Inc.
Expiration: March, 2012, Exercise Price: $45.00	200	2,400
Expiration: March, 2012, Exercise Price: $46.00	300	5,700

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2012

	Contracts	Value
Bank of America Corp.
Expiration: May, 2012, Exercise Price: $6.00	1,000	$12,000
Expiration: January, 2013, Exercise Price: $7.50	5,000	570,000
Big Lots, Inc.
Expiration: April, 2012, Exercise Price: $35.00	300	3,750
BlackRock, Inc.
Expiration: April, 2012, Exercise Price: $170.00	200	24,000
Community Health Systems, Inc.
Expiration: March, 2012, Exercise Price: $19.00	300	750
Dell, Inc.
Expiration: May, 2012, Exercise Price: $16.00	500	18,500
Expiration: May, 2012, Exercise Price: $17.00	779	51,414
Ford Motor Co.
Expiration: April, 2012, Exercise Price: $12.00	160	5,600
Genworth Financial, Inc.
Expiration: March, 2012, Exercise Price: $7.00	288	864
Expiration: March, 2012, Exercise Price: $8.00	500	2,500
Expiration: April, 2012, Exercise Price: $9.00	400	20,000
Expiration: June, 2012, Exercise Price: $8.00	200	10,400
Hartford Financial Services Group, Inc.
Expiration: March, 2012, Exercise Price: $18.00	500	3,000
Expiration: April, 2012, Exercise Price: $21.00	300	39,900
Health Management Associates, Inc.
Expiration: May, 2012, Exercise Price: $7.00	1,000	35,000
Hospira, Inc.
Expiration: May, 2012, Exercise Price: $30.00	21	1,470
Expiration: May, 2012, Exercise Price: $35.00	200	36,000
Ingersoll-Rand PLC
Expiration: March, 2012, Exercise Price: $31.00	300	750
International Paper Co.
Expiration: April, 2012, Exercise Price: $32.00	300	13,800
Expiration: April, 2012, Exercise Price: $33.00	300	19,800
Expiration: July, 2012, Exercise Price: $31.00	300	36,600
Expiration: July, 2012, Exercise Price: $32.00	200	30,600

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2012

	Contracts	Value
JP Morgan & Chase Co.
Expiration: April, 2012, Exercise Price: $38.00	300	$33,300
JP Morgan Chase & Co.
Expiration: March, 2012, Exercise Price: $36.00	200	2,800
Kindred Healthcare, Inc.
Expiration: March, 2012, Exercise Price: $10.00	219	3,285
Macy’s, Inc.
Expiration: March, 2012, Exercise Price: $33.00	400	1,200
Expiration: May, 2012, Exercise Price: $30.00	138	4,278
Expiration: May, 2012, Exercise Price: $35.00	300	32,100
Marathon Petroleum Corp.
Expiration: April, 2012, Exercise Price: $27.50	500	2,500
MetLife, Inc.
Expiration: March, 2012, Exercise Price: $36.00	300	5,400
Expiration: April, 2012, Exercise Price: $36.00	200	15,600
Nokia OYJ
Expiration: April, 2012, Exercise Price: $5.00	636	17,172
Patterson-UTI Energy, Inc.
Expiration: April, 2012, Exercise Price: $18.00	300	16,500
RTI International Metals, Inc.
Expiration: March, 2012, Exercise Price: $22.50	500	37,500
SanDisk Corp.
Expiration: March, 2012, Exercise Price: $46.00	200	5,600
Expiration: April, 2012, Exercise Price: $44.00	78	5,694
Expiration: April, 2012, Exercise Price: $46.00	200	24,600
Spirit Aerosystems Holdings, Inc.
Expiration: March, 2012, Exercise Price: $22.50	700	7,000
Synovus Financial Corp.
Expiration: May, 2012, Exercise Price: $2.00	1,000	12,500
Terex Corp.
Expiration: April, 2012, Exercise Price: $23.00	300	28,500
Expiration: July, 2012, Exercise Price: $22.00	300	52,500
Tessera Technologies, Inc.
Expiration: April, 2012, Exercise Price: $17.00	200	22,000
Expiration: June, 2012, Exercise Price: $19.00	400	120,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 29, 2012

	Contracts	Value
Valero Energy Corp.
Expiration: June, 2012, Exercise Price: $23.00	200	$25,900
Vishay Intertechnology, Inc.
Expiration: April, 2012, Exercise Price: $12.50	500	37,500
Wells Fargo & Co.
Expiration: April, 2012, Exercise Price: $28.00	300	8,400
Expiration: April, 2012, Exercise Price: $30.00	200	14,200
Whirlpool Corp.
Expiration: March, 2012, Exercise Price: $70.00	100	5,700
Expiration: April, 2012, Exercise Price: $70.00	200	34,800

		1,691,138

Total Options Written (Premiums received $3,733,716)		$2,861,165

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statement of Assets & Liabilities

February 29, 2012

	Snow Capital All Cap Value Fund	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

ASSETS
Investments, at value (cost of $2,893,688, $19,019,365, and $255,000,432 respectively)	$3,448,967	$20,710,194	$284,674,969
Dividends and interest receivable	6,600	17,476	582,358
Receivable from Advisor	15,379	1,054	—
Receivable for investments sold	—	—	44,448
Receivable for Fund shares sold	2,500	8,036	2,503,756
Other assets	13,182	15,001	15,822

TOTAL ASSETS	3,486,628	20,751,761	287,821,353

LIABILITIES
Written options, at value (premiums received of $0, $0, and $3,733,716 respectively)	—	—	2,861,165
Payable for investments purchased	—	62,408	738,707
Payable for Fund shares redeemed	—	24,413	551,803
Payable to affiliates	35,931	37,286	83,803
Payable to Adviser	—	—	219,176
Payable for distribution fees	371	11,614	228,106
Payable for shareholder servicing fees	215	3,479	6,988
Accrued expenses and other liabilities	36,373	42,054	118,414

TOTAL LIABILITIES	72,890	181,254	4,808,162

NET ASSETS	$3,413,738	$20,570,507	$283,013,191

Net assets consist of:
Paid-in capital	$3,005,639	$19,129,156	$319,119,276
Accumulated net investment income	8,748	—	702,672
Accumulated net realized loss	(155,928)	(249,478)	(67,355,844)
Net unrealized appreciation on:
Investments	555,279	1,690,829	30,286,699
Option contracts	—	—	260,388

NET ASSETS	$3,413,738	$20,570,507	$283,013,191

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statement of Assets & Liabilities (Continued)

February 29, 2012

	Snow Capital All Cap Value Fund	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$741,414	$11,610,576	$122,004,495
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	32,681	462,231	6,066,039
Net asset value and redemption price per share(1)	$22.69	$25.12	$20.11
Maximum offering price per share (Net Asset Value per share divided by 0.9475)(2)	$23.95	$26.51	$21.22

CLASS C SHARES
Net assets	$124,512	$1,891,340	$45,171,546
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,549	75,987	2,312,363
Net asset value, redemption price and offering price per share(1)(3)	$22.44	$24.89	$19.53

INSTITUTIONAL CLASS SHARES
Net assets	$2,547,812	$7,068,591	$115,837,150
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	112,107	280,633	5,721,714
Net asset value, redemption price and offering price per share(1)	$22.73	$25.19	$20.25

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statement of Operations

For the Year Ended February 29, 2012

	Snow Capital All Cap Value Fund	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income	$59,230 (1)	$113,452	$4,592,819 (2)
Interest income	32	26	240,033

TOTAL INVESTMENT INCOME	59,262	113,478	4,832,852

EXPENSES
Administration fees	108,191	116,657	290,104
Federal and state registration fees	59,789	62,844	47,171
Transfer agent fees and expenses	45,362	59,569	301,022
Investment advisory fees	28,696	170,110	2,662,144
Audit and tax fees	26,406	26,465	27,666
Custody fees	7,793	8,209	34,800
Trustees’ fees and related expenses	6,672	6,629	6,597
Legal fees	6,028	6,002	12,302
Reports to shareholders	4,374	4,374	60,015
Distribution fees - Class A	3,808	22,905	270,234
Chief compliance officer fees and expenses	3,448	3,448	6,332
Distribution fees - Class C	846	10,340	369,153
Shareholder servicing fees - Class C	282	3,447	20,989
Dividends on short positions	—	—	95,760
Other expenses	4,351	5,297	21,651

TOTAL EXPENSES	306,046	506,296	4,225,940

Less waivers and reimbursement by Advisor (Note 4)	(238,746)	(214,662)	—
Less waivers by service provider (Note 6)	(16,788)	(16,788)	—

NET EXPENSES	50,512	274,846	4,225,940

NET INVESTMENT INCOME (LOSS)	8,750	(161,368)	606,912

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	$(155,928)	$(223,572)	$(20,780,735)
Option contracts expired or closed	—	—	4,548,983
Net change in unrealized appreciation (depreciation) on:
Investments	370,044	1,325,552	(7,145,037)
Option contracts	—	—	462,272

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	214,116	1,101,980	(22,914,517)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$222,866	$940,612	$(22,307,605)

(1)	Net of $702 in foreign withholding tax and issuance fees.
(2)	Net of $64,644 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital All Cap Value Fund

Statement of Changes in Net Assets

	Year Ended February 29, 2012	For the Period Ended February 28, 2011(1)

FROM OPERATIONS
Net investment income (loss)	$8,750	$(332)
Net realized gain (loss) on:
Investments	(155,928)	24,968
Net change in unrealized appreciation (depreciation) on:
Investments	370,044	185,235

Net increase in net assets from operations	222,866	209,871

FROM DISTRIBUTIONS
Net realized gain on investments - Class A	(21,324)	—
Net realized gain on investments - Class C	(156)	—
Net realized gain on investments - Class I	(3,158)	—

Net decrease in net assets resulting from distributions paid	(24,638)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	12,353,941	140,746
Proceeds from shares sold - Class C	126,384	63,063
Proceeds from shares sold - Institutional Class	1,355,186	1,112,119
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	21,119	—
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	156	—
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	3,158	—
Payments for shares redeemed - Class A(2)	(11,986,199)	(1,196)
Payments for shares redeemed - Class C	(58,623)	—
Payments for shares redeemed - Institutional Class(3)	(124,215)	—

Net increase in net assets from capital share transactions	1,690,907	1,314,732

TOTAL INCREASE IN NET ASSETS	1,889,135	1,524,603
NET ASSETS:
Beginning of Period	$1,524,603	$—

End of Period	$3,413,738	$1,524,603

ACCUMULATED NET INVESTMENT INCOME	$8,748	$—

(1)	Fund commenced operations on November 30, 2010.
(2)	Net of redemption fees of $869 for the year ended February 29, 2012.
(3)	Net of redemption fees of $6 for the year ended February 29, 2012.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statement of Changes in Net Assets

	Year Ended February 29, 2012	For the Period Ended February 28, 2011(1)

FROM OPERATIONS
Net investment loss	$(161,368)	$(7,050)
Net realized gain (loss) on:
Investments	(223,572)	92,208
Net change in unrealized appreciation on:
Investments	1,325,552	365,277

Net increase in net assets from operations	940,612	450,435

FROM DISTRIBUTIONS
Net realized gain on investments - Class A	(50,980)	—
Net realized gain on investments - Class C	(6,957)	—
Net realized gain on investments - Class I	(27,231)	—

Net decrease in net assets resulting from distributions paid	(85,168)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	13,509,309	2,553,364
Proceeds from shares sold - Class C	1,737,517	253,991
Proceeds from shares sold - Institutional Class	4,904,216	1,372,313
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	42,725	—
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	6,699	—
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	9,050	—
Payments for shares redeemed - Class A(2)	(4,705,062)	—
Payments for shares redeemed - Class C	(150,744)	—
Payments for shares redeemed - Institutional Class(3)	(268,396)	(354)

Net increase in net assets from capital share transactions	15,085,314	4,179,314

TOTAL INCREASE IN NET ASSETS	15,940,758	4,629,749
NET ASSETS:
Beginning of Period	$4,629,749	$—

End of Period	$20,570,507	$4,629,749

ACCUMULATED NET INVESTMENT INCOME	$—	$—

(1)	Fund commenced operations on November 30, 2010.
(2)	Net of redemption fees of $1,294 for the year ended February 29, 2012.
(3)	Net of redemption fees of $171 for the year ended February 29, 2012.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011

FROM OPERATIONS
Net investment income (loss)	$606,912	$(711,932)
Net realized gain (loss) on:
Investments	(20,780,735)	3,089,339
Option contracts expired or closed	4,548,983	3,781,060
Net change in unrealized appreciation (depreciation) on:
Investments	(7,145,037)	39,797,800
Option contracts	462,272	(1,137,063)

Net increase (decrease) in net assets from operations	(22,307,605)	44,819,204

FROM DISTRIBUTIONS
Net investment income - Class A	—	(207,609)
Net investment income - Class C	—	(34,014)
Net investment income - Institutional Class	—	(217,711)

Net decrease in net assets resulting from distributions paid	—	(459,334)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	48,492,541	54,489,306
Proceeds from shares sold - Class C	5,249,526	14,242,715
Proceeds from shares sold - Institutional Class	46,474,016	35,549,721
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	115,874
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	26,794
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	163,957
Payments for shares redeemed - Class A(1)	(42,900,673)	(19,006,148)
Payments for shares redeemed - Class C(2)	(15,684,602)	(15,592,211)
Payments for shares redeemed - Institutional Class(3)	(36,403,203)	(33,327,969)

Net increase in net assets from capital share transactions	5,227,605	36,662,039

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,080,000)	81,021,909
NET ASSETS:
Beginning of Period	$300,093,191	219,071,282

End of Period	$283,013,191	$300,093,191

ACCUMULATED NET INVESTMENT INCOME	$702,672	$—

(1)	Net of redemption fees of $1,676 and $826 for the year ended February 29, 2012 and February 28, 2011, respectively.
(2)	Net of redemption fees of $728 and $244 for the year ended February 29, 2012 and February 28, 2011, respectively.
(3)	Net of redemption fees of $1,598 and $1,749 for the year ended February 29, 2012 and February 28, 2011, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$23.72	$20.00

Income from investment operations:
Net investment income (loss)(2)	(0.03)	0.00	(3)(4)
Net realized and unrealized gain (loss) on investments	(0.98)	3.72

Total from investment operations	(1.01)	3.72

Less distributions paid:
From net realized gain on investments	(0.03)	—

Total distributions paid	(0.03)	—

Paid-in capital from redemption fees (Note 2)	0.01	—

Net Asset Value, End of Period	$22.69	$23.72

Total return(5)(6)	(4.17)%	18.60%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$741	$151
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	9.17%	30.52%
After waivers and reimbursements of expenses(7)	1.60%	1.60%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(7.42)%	(29.00)%
After waivers and reimbursements of expenses(7)	0.16%	(0.08)%
Portfolio turnover rate(6)	418.50%	16.41%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$23.67	$20.00

Income from investment operations:
Net investment loss(2)	(0.07)	(0.05	)(3)
Net realized and unrealized gain (loss) on investments	(1.13)	3.72

Total from investment operations	(1.20)	3.67

Less distributions paid:
From net realized gain on investments	(0.03)	—

Total distributions paid	(0.03)	—

Paid-in capital from redemption fees (Note 2)	—	—

Net Asset Value, End of Period	$22.44	$23.67

Total return(4)(5)	(5.03)%	18.35%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$125	$69
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	9.92%	32.97%
After waivers and reimbursements of expenses(6)	2.35%	2.35%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(8.16)%	(31.58)%
After waivers and reimbursements of expenses(6)	(0.59)%	(0.96)%
Portfolio turnover rate(5)	418.50%	16.41%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital All Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$23.73	$20.00

Income from investment operations:
Net investment income (loss)(2)	0.14	(0.00	)(3)(4)
Net realized and unrealized gain (loss) on investments	(1.11)	3.73

Total from investment operations	(0.97)	3.73

Less distributions paid:
From net realized gain on investments	(0.03)	—

Total distributions paid	(0.03)	—

Paid-in capital from redemption fees (Note 2)	—	—

Net Asset Value, End of Period	$22.73	$23.73

Total return(5)(6)	(4.05)%	18.65%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$2,548	$1,305
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	8.92%	30.07%
After waivers and reimbursements of expenses(6)	1.35%	1.35%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(7.16)%	(28.80)%
After waivers and reimbursements of expenses(6)	0.41%	(0.08)%
Portfolio turnover rate(5)	418.50%	16.41%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income (loss) was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$24.50	$20.00

Income from investment operations:
Net investment loss(2)	(0.26)	(0.08	)(3)
Net realized and unrealized gain on investments	0.98	4.58

Total from investment operations	0.72	4.50

Less distributions paid:
From net realized gain on investments	(0.10)	—

Total distributions paid	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	—

Net Asset Value, End of Period	$25.12	$24.50

Total return(5)(6)	3.00%	22.50%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$11,611	$2,726
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	3.67%	16.14%
After waivers and reimbursements of expenses(7)	2.00%	2.00%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(2.84)%	(15.54)%
After waivers and reimbursements of expenses(7)	(1.17)%	(1.40)%
Portfolio turnover rate(6)	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$24.46	$20.00

Income from investment operations:
Net investment loss(2)	(0.44)	(0.12	)(3)
Net realized and unrealized gain on investments	0.97	4.58

Total from investment operations	0.53	4.46

Less distributions paid:
From net realized gain on investments	(0.10)	—

Total distributions paid	(0.10)	—

Paid-in capital from redemption fees (Note 2)	—	—

Net Asset Value, End of Period	$24.89	$24.46

Total return(4)(5)	2.22%	22.30%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,891	$264
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	4.42%	19.09%
After waivers and reimbursements of expenses(6)	2.75%	2.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(3.59)%	(18.47)%
After waivers and reimbursements of expenses(6)	(1.92)%	(2.13)%
Portfolio turnover rate(5)	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$24.51	$20.00

Income from investment operations:
Net investment loss(2)	(0.21)	(0.06	)(3)
Net realized and unrealized gain on investments	0.99	4.57

Total from investment operations	0.78	4.51

Less distributions paid:
From net realized gain on investments	(0.10)	—

Total distributions paid	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	—

Net Asset Value, End of Period	$25.19	$24.51

Total return(5)(6)	3.24%	22.55%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$7,069	$1,640
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	3.42%	18.78%
After waivers and reimbursements of expenses(6)	1.75%	1.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(2.59)%	(18.06)%
After waivers and reimbursements of expenses(6)	(0.92)%	(1.04)%
Portfolio turnover rate(5)	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008

Net Asset Value, Beginning of Period	$21.57		$18.12	$8.70	$19.32	$21.74

Income from investment operations:
Net investment income (loss)(2)	0.04		(0.04)	0.05	0.24	0.43
Net realized and unrealized gain (loss) on investments	(1.50)		3.53	9.63	(10.39)	(2.18)

Total from investment operations	(1.46)		3.49	9.68	(10.15)	(1.75)

Less distributions paid:
From net investment income	—		(0.04)	(0.26)	—	(0.32)
From net realized gain on investments	—		—	—	(0.47)	(0.35)

Total distributions paid	—		(0.04)	(0.26)	(0.47)	(0.67)

Paid-in capital from redemption fees (Note 2)(3)	0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$20.11		$21.57	$18.12	$8.70	$19.32

Total return(4)(5)	(6.77)%		19.25%	111.50%	(53.05)%	(8.24)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$122,004		$124,183	$71,389	$26,463	$70,835
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	1.58%		1.56%	1.60%	1.58%	1.58%
Excluding dividends and interest expense on short positions	1.54%		—	—	—	—
After waivers, reimbursements and recoupments of expenses(6)	1.58%		1.56%	1.60%	1.58%	1.59%
Excluding dividends and interest expense on short positions	1.54%		—	—	—	—
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	0.23	%(7)	(0.21)%	0.32%	1.53%	1.97%
After waivers, reimbursements and recoupments of expenses(6)	0.23	%(7)	(0.21)%	0.32%	1.53%	1.96%
Portfolio turnover rate(5)	85.09%		50.51%	61.04%	71.52%	36.20%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Less than 0.05 cent per share.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.
(7)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008

Net Asset Value, Beginning of Period	$21.08		$17.81	$8.57	$19.20	$21.62

Income from investment operations:
Net investment income (loss)(2)	(0.07)		(0.18)	(0.05)	0.12	0.26
Net realized and unrealized gain (loss) on investments	(1.48)		3.46	9.44	(10.29)	(2.15)

Total from investment operations	(1.55)		3.28	9.39	(10.17)	(1.89)

Less distributions paid:
From net investment income	—		(0.01)	(0.15)	—	(0.19)
From net realized gain on investments	—		—	—	(0.47)	(0.35)

Total distributions paid	—		(0.01)	(0.15)	(0.47)	(0.54)

Paid-in capital from redemption fees (Note 2)	0.00	(3)	0.00 (3)	0.00 (3)	0.01	0.01

Net Asset Value, End of Period	$19.53		$21.08	$17.81	$8.57	$19.20

Total return(4)(5)	(7.31)%		18.43%	109.55%	(53.38)%	(8.85)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$45,172		$60,855	$52,980	$24,408	$74,767
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	2.18%		2.31%	2.35%	2.33%	2.33%
Excluding dividends and interest expense on short positions	2.14%		—	—	—	—
After waivers, reimbursements and recoupments of expenses(6)	2.18%		2.31%	2.35%	2.33%	2.33%
Excluding dividends and interest expense on short positions	2.14%		—	—	—	—
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	(0.36	)%(7)	(0.96)%	(0.35)%	0.75%	1.22%
After waivers, reimbursements and recoupments of expenses(6)	(0.36	)%(7)	(0.96)%	(0.35)%	0.75%	1.21%
Portfolio turnover rate(5)	85.09%		50.51%	61.04%	71.52%	36.20%

(1)  Fund commenced operations on April 28, 2006.

(2)  Per share net investment income (loss) was calculated using average shares outstanding.

(3)  Less than 0.05 cent per share.

(4)  Based on net asset value, which does not reflect the sales charge.

(5)  Not annualized for periods less than a full year.

(6)  Annualized for periods less than a full year.

(7)  The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008

Net Asset Value, Beginning of Period	$21.66		$18.15	$8.70	$19.34	$21.76

Income from investment operations:
Net investment income(2)	0.09		0.01	0.10	0.28	0.44
Net realized and unrealized gain (loss) on investments	(1.50)		3.54	9.64	(10.42)	(2.15)

Total from investment operations	(1.41)		3.55	9.74	(10.14)	(1.71)

Less distributions paid:
From net investment income	—		(0.04)	(0.29)	(0.03)	(0.37)
From net realized gain on investments	—		—	—	(0.47)	(0.35)

Total distributions paid	—		(0.04)	(0.29)	(0.50)	(0.72)

Paid-in capital from redemption fees (Note 2)	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.01

Net Asset Value, End of Period	$20.25		$21.66	$18.15	$8.70	$19.34

Total return(4)	(6.51)%		19.58%	111.96%	(52.94)%	(8.04)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$115,837		$115,055	$94,703	$37,891	$104,476
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	1.33%		1.31%	1.35%	1.33%	1.34%
Excluding dividends and interest expense on short positions	1.29%		—	—	—	—
After waivers, reimbursements and recoupments of expenses(5)	1.33%		1.31%	1.35%	1.33%	1.35%
Excluding dividends and interest expense on short positions	1.29%		—	—	—	—
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	0.49	%(6)	0.04%	0.61%	1.78%	2.03%
After waivers, reimbursements and recoupments of expenses(5)	0.49	%(6)	0.04%	0.61%	1.78%	2.02%
Portfolio turnover rate(4)	85.09%		50.51%	61.04%	71.52%	36.20%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

February 29, 2012

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital All Cap Value Fund and Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital All Cap Value Fund and Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not listed on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.

Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended February 29, 2012, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the year. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 29, 2012.

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$220,282,657	$—	$—	$220,282,657
Exchange-Traded Notes	5,241,906	—	—	5,241,906
Corporate Bonds	—	1,113,600	—	1,113,600
Convertible Bonds	—	2,950,000	—	2,950,000

Total Equity	225,524,563	4,063,600	—	229,588,163

Purchased Options	367,997	—	—	367,997

Short-Term Investments	54,718,809	—	—	54,718,809

Total Investments in Securities	$280,611,369	$4,063,600	$—	$284,674,969

Liabilities:
Written Options	$2,861,165	$—	$—	$2,861,165

Snow Capital All Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$3,257,332	$—	$—	$3,257,332

Total Equity	3,257,332	—	—	3,257,332
Short-Term Investments	191,635	—	—	191,635

Total Investments in Securities	$3,448,967	$—	$—	$3,448,967

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$19,643,709	$—	$—	$19,643,709
Real Estate Investment Trusts	741,431	—	—	741,431

Total Equity	20,385,140	—	—	20,385,140
Short-Term Investments	325,054	—	—	325,054

Total Investments in Securities	$20,710,194	$—	$—	$20,710,194

The Snow Capital All Cap Value Fund and Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 29, 2012 was as follows:

Statement of Assets and Liabilities
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value
Purchased Options	Assets; Investments	$367,997
Written options	Liabilities; Written options	2,861,165

Total		$3,229,162

The effect of derivative instruments on the Statement of Operations for the year ended February 29, 2012 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Purchased Options	Net realized gain (loss) on options contracts expired or closed	$(1,077,741)
Written Options	Net realized gain (loss) on options contracts expired or closed	5,626,724

Total		$4,548,983

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Purchased Options	Net change in unrealized appreciation (depreciation) on purchased options	$(1,265,404)
Written Options	Net change in unrealized appreciation (depreciation) on options contracts	1,727,676

Total		$462,272

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the year ended February 29, 2012 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year	15,256	$1,310,477
Options written	39,048	3,704,535
Options terminated in closing transactions -	(1,316)	(319,541)
Options exercised	(18,132)	(1,577,336)
Options expired	(26,083)	(2,370,101)

Outstanding, end of period	8,773	$748,034

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	15,183	$1,402,302
Options written	71,278	7,674,156
Options terminated in closing transactions -	—	—
Options exercised	(31,132)	(2,832,776)
Options expired	(31,466)	(3,258,000)

Outstanding, end of period	23,863	$2,985,682

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. Redemption fees were charged by the Funds as follows:

	Year Ended February 29, 2012	Period Ended February 28, 2011(1)
Opportunity Fund	$4,002	$2,819
All Cap Value Fund	$875	—
Small Cap Value Fund	$1,465	—

(1)	The All Cap Value Fund and Small Cap Value Fund commenced operations on November 30, 2010.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 29, 2012	Year Ended February 28, 2011
All Cap Value Fund
Ordinary Income	$24,638	—
Long-Term Capital Gain	—	—
Small Cap Value Fund
Ordinary Income	$84,805	—
Long-Term Capital Gain	$363	—
Opportunity Fund
Ordinary Income	—	$459,334
Long-Term Capital Gain	—	—

As of February 29, 2012, the components of accumulated earnings on a tax basis were as follows:

	All Cap Value Fund	Small Cap Value Fund	Opportunity Fund
Cost basis of investments for Federal income tax purposes	$2,986,596	$19,282,309	$256,006,793

Gross tax unrealized appreciation	565,608	2,603,970	38,784,430
Gross tax unrealized depreciation	(103,237)	(1,176,085)	(10,116,254)

Net tax unrealized appreciation	462,371	1,427,885	28,668,176

Undistributed ordinary income	8,748	—	702,672
Undistributed long-term capital gain	—	13,466	—

Total distributable earnings	8,748	13,466	702,672

Other accumulated losses	(63,020)	—	(65,476,933)

Total accumulated earnings (losses)	$408,099	$1,441,351	$(36,106,085)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
All Cap Value Fund	$(2)	$2	$—
Small Cap Value Fund	161,368	(25,896)	(135,472)
Opportunity Fund	95,760	(95,760)	—

At February 29, 2012, the All Cap Value Fund deferred, on a tax basis, long-term post-October losses of $2,155.

At February 29, 2012, the Opportunity Fund had accumulated net realized capital loss carryovers of $14,485,968 and $33,601,184, which will expire on February 28, 2017 and February 28, 2018, respectively, and a long-term capital loss carryover of $18,381,052, which will be carried forward indefinitely to offset future realized capital gains. At February 29, 2012, the All Cap Value Fund had an accumulated short-term net realized capital loss carryover of $60,865, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryover.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 29, 2012. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2012. At February 29, 2012, the following years remain open to examination in the Funds’ major tax jurisdictions; fiscal years 2009 through 2012 for the Opportunity Fund and 2011 through 2012 for the All Cap Value Fund and Small Cap Value Fund.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund, 0.85% for the All Cap Value Fund and 1.25% for the Small Cap Value Fund of each Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through August 31, 2012 for the Opportunity Fund and November 7, 2013 for the All Cap Value Fund and Small Cap Value Fund to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
All Cap Value Fund	1.60%	2.35%	1.35%
Small Cap Value Fund	2.00%	2.75%	1.75%
Opportunity Fund	1.60%	2.35%	1.35%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	All Cap Value Fund	Small Cap Value Fund	Opportunity Fund
February 28, 2014	$66,170	$67,035	N/A
February 28, 2015	238,746	214,662	N/A

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Funds’ average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Funds’ average daily net assets of Class C shares for shareholder servicing. During the year ended February 29, 2012 the Opportunity Fund Class C shares accrued the 0.25% shareholder service fee for only a portion of the year. During the year ended February 29, 2012, the Funds accrued expenses pursuant to the 12b-1 Plan and shareholder servicing as follows:

	12b-1 Plan	Shareholder Servicing Plan
All Cap Value Fund
Class A	$3,808	N/A
Class C	$846	$282
Small Cap Value Fund
Class A	$22,905	N/A
Class C	$10,340	$3,447
Opportunity Fund
Class A	$270,234	N/A
Class C	$369,153	$20,989

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. This same Trustee is an interested person of the Distributor. The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended February 29, 2012, the Funds were allocated $6,332, $3,448, and $3,448 of the Trust’s Chief Compliance Officer fee for the Opportunity Fund, All Cap Value Fund and Small Cap Value Fund, respectively.

U.S. Bancorp Fund Services, LLC waived administration fees for the All Cap Value Fund and Small Cap Value Fund for the months of March and April 2011.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital All Cap Value Fund – Class A Shares	Year Ended February 29, 2012	Period Ended February 28, 2011
Shares sold	616,669	6,407
Shares issued to holders in reinvestment of distributions	1,072	—
Shares redeemed	(591,413)	(54)

Net increase	26,328	6,354

Snow Capital All Cap Value Fund – Class C Shares	Year Ended February 29, 2012	Period Ended February 28, 2011
Shares sold	5,672	2,902
Shares issued to holders in reinvestment of distributions	8	—
Shares redeemed	(3,033)	—

Net increase	2,647	2,902

Snow Capital All Cap Value Fund – Institutional Class Shares	Year Ended February 29, 2012	Period Ended February 28, 2011
Shares sold	63,091	54,997
Shares issued to holders in reinvestment of distributions	160	—
Shares redeemed	(6,141)	—

Net increase	57,110	54,997

Snow Capital Small Cap Value Fund – Class A Shares	Year Ended February 29, 2012	Period Ended February 28, 2011
Shares sold	562,943	111,284
Shares issued to holders in reinvestment of distributions	1,992	—
Shares redeemed	(213,988)	—

Net increase	350,947	111,284

Snow Capital Small Cap Value Fund – Class C Shares	Year Ended February 29, 2012	Period Ended February 28, 2011
Shares sold	71,979	10,772
Shares issued to holders in reinvestment of distributions	315	—
Shares redeemed	(7,079)	—

Net increase	65,215	10,772

Snow Capital Small Cap Value Fund – Institutional Class Shares	Year Ended February 29, 2012	Period Ended February 28, 2011
Shares sold	224,491	66,934
Shares issued to holders in reinvestment of distributions	421	—
Shares redeemed	(11,198)	(15)

Net increase	213,714	66,919

Snow Capital Opportunity Fund – Class A Shares	Year Ended February 29, 2012	Year Ended February 28, 2011
Shares sold	2,611,257	2,832,586
Shares issued to holders in reinvestment of distributions	—	5,756
Shares redeemed	(2,301,853)	(1,022,281)

Net increase	309,404	1,816,061

Snow Capital Opportunity Fund – Class C Shares	Year Ended February 29, 2012	Year Ended February 28, 2011
Shares sold	272,517	755,412
Shares issued to holders in reinvestment of distributions	—	1,361
Shares redeemed	(847,289)	(844,124)

Net increase(decrease)	(574,772)	(87,351)

Snow Capital Opportunity Fund – Institutional Class Shares	Year Ended February 29, 2012	Year Ended February 28, 2011
Shares sold	2,391,592	1,871,941
Shares issued to holders in reinvestment of distributions	—	8,117
Shares redeemed	(1,981,648)	(1,786,006)

Net increase	409,944	94,052

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended February 29, 2012 are summarized below.

	Opportunity Fund	All Cap Value Fund	Small Cap Value Fund
Purchases:
U.S. Government	$—	$—	$—
Other	200,097,183	14,714,960	25,311,556
Sales:
U.S. Government	$—	$—	$—
Other	215,120,344	13,076,447	10,484,663

(9)	New Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted, and the provisions within the RIC Act are effective for the Fund for the year ended February 29, 2012. The RIC Act modernized several of the federal income and excise tax provisions related to regulated investment companies (“RIC”). Under the RIC Act, new capital losses may be carried forward indefinitely, the character of the original loss retained. Prior to the RIC act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and\or qualifying income tests. The RIC Act exempts RIC from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

(10)	Subsequent Events Evaluation

In preparing these financial statements, the All Cap Value Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through April 27, 2012. This evaluation resulted in the identification of the following subsequent event.

The Board of Trustees of the Trust, based upon the recommendation of the Adviser, has determined to close and liquidate the All Cap Value Fund. After considering a variety of factors, including the current size of the All Cap Value Fund and its projected rate of asset growth, the Board of Trustees concluded that it would be in the best interests of the All Cap Value Fund and its shareholders that the All Cap Value Fund be closed and liquidated as a series of the Trust, effective as of the close of business on May 14, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Snow Capital Family of Funds and,

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and the schedule of options written, of Snow Capital Family of Funds, comprising the Snow Capital All Cap Value Fund, Snow Capital Small Cap Value Fund, and Snow Capital Opportunity Fund (collectively the “Funds”), each a part of the diversified series constituting Trust for Professional Managers, as of February 29, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 10 to the Financial Statements, the Snow Capital All Cap Value Fund’s Board of Trustees approved a plan of liquidation. The liquidation of the Snow Capital All Cap Value Fund is expected to be effective as of the close of business on May 14, 2012.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 29, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

April 30, 2012

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 29, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

All Cap Value Fund	16.62%
Small Cap Value Fund	4.13%
Opportunity Fund	—%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 29, 2012 was as follows:

All Cap Value Fund	16.62%
Small Cap Value Fund	3.76%
Opportunity Fund	—%

For the fiscal year ended February 29, 2012, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

All Cap Value Fund	100.00%
Small Cap Value Fund	100.00%
Opportunity Fund	—%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting (2004–present).	27	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	27	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Indefinite Term; Since October 23, 2009	Retired; Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	27

Independent Trustee, Gottex Multi-Asset Endowment Fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives Fund complex (three closed-end investment companies); Independent Manager, Ramius IDF Fund Complex (two closed-end investment companies).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Chairperson, President, and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	27	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 11, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 64	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 38	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2002–present).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2008–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at
1-877-SNOWFND (877-766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 6, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2012	FYE 2/28/2011
Audit Fees	$68,400	$57,200
Audit-Related Fees	0	0
Tax Fees	$12,935	$10,595
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2012	FYE 2/28/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2012	FYE 2/28/2011
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b)

under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger,President

Date	May 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	May 7, 2012

By (Signature and Title)*	/s/ John Buckel
John Buckel, Treasurer

Date	May 7, 2012

*	Print the name and title of each signing officer under his or her signature.